EXHIBIT 10.1

AMENDMENT NO. 1 TO
ORTHOFIX INTERNATIONAL N.V.
AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN

WHEREAS, Orthofix International N.V. (the “Company”) has established and maintains the Amended and Restated 2004 Long-Term Incentive Plan (the “Plan”);

WHEREAS, the Plan has been amended from time to time and further amendment of the Plan now is considered desirable; and

WHEREAS, the undersigned has been authorized to act on behalf of the Company in adopting a further amendment to the Plan (the "Amendment").

NOW, THEREFORE, by virtue and in exercise of the power reserved to the Company's Board of Directors by Section 16 of the Plan, the Plan be and hereby is amended in the following particulars, to be effective as of the date the Company's shareholders approve the Amendment in accordance with Section 16 of the Plan:

1.           By substituting the phrase "3,100,000 shares" for the phrase "2,800,000 shares" in Section 5(a)(i) of the Plan.

2.           By deleting Section 5(c)(i) of the Plan and replacing it in its entirety with the following:

"the maximum number of Common Shares that, in the aggregate, may be subject to Restricted Share Units payable in Common Shares, Performance Share Units payable in Common Shares, Restricted Stock, and Other Awards payable in Common Shares shall equal 400,000 shares; provided, however, that following the date of the approval of this proviso by the shareholders of the Company, in no event shall the number of Common Shares that may thereafter be awarded as Restricted Share Units payable in Common Share, Performance Share Units payable in Common Shares, Restricted Stock, and Other Awards payable in Common Shares exceed 100,000 shares (but, for the avoidance of doubt, nothing in this proviso shall in any way affect or limit the number of Restricted Share Units payable in Common Shares, Performance Share Units payable in Common Shares, Restricted Stock, and Other Awards payable in Common Shares granted prior to such date, all of which may and shall remain outstanding in accordance with their terms, in addition to the 100,000 shares of such Awards that may be awarded hereby);"

3.           By substituting the number "5,000" for the number "3,000" in Section 6(h)(ii) of the Plan.

IN WITNESS WHEREOF, the undersigned has executed this document on behalf of the Company, this 20th day of June, 2008.

ORTHOFIX INTERNATIONAL N.V.

By:	/s/ Raymond C. Kolls
Name:	Raymond C. Kolls
Title:	Senior Vice President, General Counsel and Corporate Secretary